Segment Reporting (Details) - segment				6 Months Ended
	Aug. 31, 2025	Dec. 31, 2023	Jun. 30, 2023	Dec. 31, 2025
Segment Reporting [Abstract]
Description of CODM				The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Group’s CODM has been identified as the chief executive officer, who reviews the operating profit or loss for each reporting units when making decisions about allocating resources and assessing performance of the Group.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]				Chief Executive Officer
Number of operating segment	2	2	1
Number of reportable segments				3